Exhibit 10.32

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MASTER SERVICES AGREEMENT

This Master Services Agreement (“Agreement”) is made and entered into effective as of October 15, 2013 (the “Effective Date”), by and between Evonik Corporation (“Evonik”) with a principal place of business of 299 Jefferson Road, Parsippany, New Jersey, 07054 and Akebia Therapeutics, Inc. (“Customer”) with a principal place of business of 245 First Street, Suite 1100, Cambridge, MA 02142. Customer and Evonik are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

Recitals:

A. Evonik is, among others, engaged in the business of supplying specialized development, formulation and manufacturing services of active pharmaceutical ingredients for the pharmaceutical industry and related industries and has considerable skills, expertise and know how in that field;

B. Customer is a biopharmaceutical company focused on the development of small molecules for the treatment of anemia, including the product candidate AKB-6548; and

C. Customer wishes to retain Evonik to perform certain services for Customer, including the development of AKB-6548, and production of drug substance for use in the Phase III clinical trial of AKB-6548 and Evonik wishes to provide such services, in each case subject to the terms and conditions set forth in this Agreement and each Proposal executed by the Parties pursuant to this Agreement.

Agreement:

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

1. Definitions

1.1 Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below when capitalized:

(a) “Affiliate (s)” means, with respect to a Party, any other person, corporation, association or other entity that directly or indirectly owns, is owned by, or is under common ownership of such Party, either now or at any time during the term of this Agreement. The terms “owns,” “owned,” or “ownership” mean the direct or indirect possession of more than fifty percent (50%) of the voting securities of, or income interest or comparable equity in, such entity.

(b) “Background IP” has the meaning set forth in Section 4.1.

(c) “Clinical Product” means units of Product (defined herein) which are to be used in Phase III clinical trials.

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(d) “Invention” means any and all inventions, trade secrets, discoveries, developments, know-how, methods, techniques, formulae, processes and compositions of matter, whether or not patentable, conceived, reduced to practice, created, or otherwise resulting from or derived from or directly relating to Customer’s and/or Evonik’s performance under this Agreement.

(e) “Product” means the substance referred to by Customer as of the Effective Date by the designation AKB-6548, which is a HIF2 stabilizer (HIF-PH inhibitor).

(f) “Project(s)” shall mean the services to be rendered to Customer by Evonik pursuant to a Proposal and the related Work Product. Each new Project will require a new Proposal and each new Proposal shall be incorporated by reference into this Agreement and all services provided under a Proposal shall be subject to the terms and conditions of this Agreement. The first six (6) Projects hereunder are set forth in the Proposals attached hereto as Attachments B-1 through B-6, respectively, all of which are made a part of this Agreement as of the Effective Date.

(g) “Proposal” shall mean a description of a set of services and products to be provided by Evonik to Customer under this Agreement, as mutually agreed in writing, executed and delivered by the Parties from time to time. A template for a Proposal is attached as Attachment A.

(h) “Work Product” shall mean and include all work product and deliverables created, developed, compiled or otherwise generated by Evonik in the course of rendering services for a Project, including any data, documentation, Product and/or Clinical Product.

1.2 Additional Defined Terms. As used in this Agreement, additional defined terms shall have the meaning set forth in the specific section or paragraph where identified when capitalized.

1.3 Interpretation. Whenever the context requires, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” Except as specifically otherwise provided in this Agreement, a reference to an Article, Section or Exhibit is a reference to an Article, Section or Exhibit of this Agreement, and the terms “hereof,” “herein,” and other like terms refer to this Agreement as a whole, including attachments. The term “or” is used in its inclusive sense (“and/or”). The term “Dollars” and symbol “$” shall mean United States Dollars.

2. Services

2.1 Scope of Services; Professional Standards; Use of Subcontractors. Evonik shall render services in connection with each Project and create, develop and deliver the required Work Product for each Project to Customer, all in accordance with the relevant Proposal, subject to the terms and conditions of this Agreement. Such services shall be provided by Evonik in a timely manner using high professional standards, and in all cases in compliance with all laws and regulations which are applicable to Evonik’s performance of services under the Agreement,

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including cGMP. In performing such services, Evonik shall use only (a) personnel who are trained, qualified and experienced to perform such services and (b) unless otherwise approved in advance by Customer, employees of Evonik or Evonik Affiliates who have obligations of confidentiality and to assign all right, title and interest in all Inventions and Work Product to Evonik. If Evonik uses employees of any of its Affiliates to provide any of the services under this Agreement, then Evonik will be responsible for the acts and omissions of such employees as if they were Evonik in this Agreement.

2.2 Change Order Process. If at any time during the term of this Agreement Customer desires to make modifications to a Proposal, Customer shall provide a written description of the proposed modification(s) to Evonik (a “Change Request”). Within five (5) business days after its receipt of such Change Request, Evonik shall submit a change order proposal (the “Change Order”) that includes any additional fees or charges and any adjustments to the completion dates or Proposal timetable resulting from the proposed Change Request. Once the Change Order is executed by both Parties, such Change Order shall become a part of the applicable Proposal and Project under this Agreement. The Parties recognize that the Proposal is necessarily a general description of the work to be done for a Project and that more specific direction on such work to be performed may need to be provided by Customer from time to time. More specific directions shall not be deemed a Change Request for which any additional fees or charges are due unless such direction is outside the scope of the general work described by the Proposal.

2.3 Title / Risk of Loss; Shipping. Title and risk of loss of all Work Product to be delivered to Customer shall pass to Customer upon receipt by Customer. Unless otherwise mutually agreed in writing, all Work Product not hand delivered from Evonik to Customer shall be shipped DDP (Incoterms 2010) to an address specified by Customer.

2.4 Reports. Evonik will prepare and submit progress reports for each Project or portion thereof if and as described in the Proposal or as otherwise mutually agreed. Within thirty (30) days after completion of a Project, Evonik will submit to Customer a final report that (i) summarizes in reasonable detail all activities performed, data generated, and Inventions solely by Evonik and (ii) contains any other information specified in the Proposal to be included or as otherwise mutually agreed.

2.5 Project Records. Evonik will prepare, record and maintain, and shall require all employees and approved subcontractors involved in a Project to prepare, record and maintain, accurate records and data relating to the progress and status of its activities under each Project, including all records relating to any development or manufacturing of any Product or Clinical Product. From time-to-time throughout the Term upon reasonable advance notice by Customer, Evonik will disclose to or permit direct access to, during regular business hours, Customer or its designated representatives all such records and data for the purpose of reviewing and copying, if so desired by Customer.

2.6 Quality Agreement. Upon the Effective Date the parties have simultaneously executed a Quality Agreement which describes the relationship of the Parties hereunder and the responsibilities of each party regarding quality systems practices and activities concerning the

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Projects. This Agreement is intended to govern all provisions regarding the purchase and sale of all Product and Clinical Product between the Parties and all terms, obligations, responsibility, and liability regarding same. The aforementioned Quality Agreement is intended to address the quality of the Products and Clinical Products and each party’s responsibilities regarding quality systems practices and activities concerning the Product. All of the terms of the Quality Agreement shall apply to each Project, except to the extent otherwise specified in its Proposal. In the event of a conflict between this Agreement and the Quality Agreement, this Agreement shall govern except to the extent the conflict is regarding the quality of the Product to be supplied hereunder, in which case the Quality Agreement shall govern.

3. Fees and Expenses

3.1 Fees.

(a) The estimated budget for the services conducted for each Proposal will be included in an executed Proposal (the “Estimated Budget”). Evonik shall not bill Customer for amounts greater than the Estimated Budget without the express written consent of Customer. Customer shall pay Evonik as outlined in the Proposal associated with a Project. Furthermore, the Parties may decide to amend or add additional services through an amended Proposal pursuant to Sections 2.2 of this Agreement. In such cases the Parties may amend or extend the Estimated Budget and agree on specific fee arrangements as it relates to the amended Proposal, which may be set forth in the amended Proposal.

(b) Evonik must complete each Project, including delivery of all Work Product to Customer, within its Estimated Budget (as amended by any Change Orders), unless impossible due to circumstances that were unforeseen and unforeseeable at the time of adoption of the corresponding Proposal (or any Change Order thereto). Except as otherwise specified in a Proposal, Evonik is responsible for the procurement and supply of all active pharmaceutical ingredients, other raw materials, supplies, packaging, and other materials, as well as for providing all labor necessary for the performance of its portion of the activities within each Project.

3.2 Payment. Evonik shall send invoices to the address of Customer in the Notice provision below, “Attention: Accounts Payable”, at the time(s) specified in the Proposal for a Project. Customer shall pay all invoices within thirty (30) days of the date of invoice if properly invoiced. Further, if at any time, Customer fails to pay an invoice within thirty (30) days after Evonik’s notice to Customer that payment is overdue, Evonik may in its own discretion, refuse to provide services for the subject Project, including delivery of any Work Product, until all invoices overdue for the Project are paid and/or the Parties agree to change the payments terms. If Customer disputes one portion of an invoice but not another, then Customer may pay only the undisputed portion until such time as the dispute is resolved. No portion of an unpaid invoice that is the subject of a reasonable dispute by Customer may be deemed late for purposes hereunder unless Customer does not pay the amount properly due promptly after the dispute is resolved.

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4. Ownership of Inventions; Intellectual Property Rights

4.1 Background Intellectual Property. The Parties acknowledge that the (a) intellectual property owned by or licensed to Evonik or Customer existing prior to the Effective Date including, but not limited to, inventions, trade secrets, discoveries, developments, know-how, methods, techniques, formulae, processes, compositions of matter, technical information and confidential information existing prior to the Effective Date, and (b) intellectual property that is conceived, reduced to practice, created, or otherwise entirely results from work performed outside of either Party’s performance under this Agreement (together, the “Background IP”), are and will remain the separate property of Evonik or Customer. Except as expressly permitted under this Agreement, neither Party shall have any claims to or rights in or to such separate Background IP of the other Party.

4.2 Disclosure. Promptly after the conception, reduction to practice, creation, discovery or development of an Invention by Evonik, Evonik must notify Customer in writing of such Invention and must provide Customer with full and complete information so as to enable Customer to make a patent application or to seek other intellectual property protection for that Invention. Until such time as mutually agreed in writing, Evonik must maintain in strict confidence all details of any Invention, whether it is to be patented or retained by Customer as know-how and/or trade secret.

4.3 Inventorship; Authorship. Inventorship for all Inventions, whether or not patentable, shall be determined in accordance with U.S. patent laws. Authorship of all works of authorship created in the course of a Project by either Party shall be determined in accordance with U.S. copyright laws.

4.4 Ownership of Inventions. [***] Evonik shall cooperate, and cause its employees and permitted contractors to cooperate, with Customer as reasonably requested from time to time to further document and record Customer’s sole ownership of all such Inventions.

4.5 Ownership of Work Product. As between the Parties, all Work Product shall be the sole property of the Customer. The Parties intend that all Work Product that is protectable by copyright is “work made for hire,” as that term is defined in the United States Copyright Act for which Customer it the owner and author. To the extent that any such Work Product cannot by law be “work made for hire”, then immediately upon existence and without further action by either Party, Evonik hereby assigns to Customer all of Evonik’s rights, title and interest therein. Evonik shall cooperate, and cause its employees and permitted contractors to cooperate, with Customer as reasonably requested from time to time to further document and record Customer’s sole ownership of all Work Product.

4.6 Use of Evonik Background IP. In the event that any Invention or Work Product incorporates, otherwise relies upon, or is derived from any Evonik Background IP as a result of any the Services provided by Evonik in connection with a Project, Evonik hereby grants to Customer a non-exclusive, irrevocable, non-terminable, transferable, [***], worldwide license, including the right to sublicense, under all of Evonik’s rights in such Evonik Background IP as reasonably required to exploit the Product, Clinical Product, Inventions, and Work Product.

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4.7 Intellectual Property Rights Prosecution, Maintenance and Enforcement.

(a) Evonik shall have the sole right (but not the obligation), at its expense, to prepare, file, prosecute and maintain patent applications or patents or other forms of protection for Evonik Background IP. Evonik shall have the sole right to enforce all intellectual property rights in the Evonik Background IP.

(b) Customer shall have the sole right (but not the obligation), at its expense, to prepare, file, prosecute and maintain patent applications or patents or other forms of protection for Inventions and Customer Background IP. Customer shall have the sole right to enforce all intellectual property rights in the Inventions, Work Product and Customer Background IP.

4.8 License. Customer hereby grants to Evonik a license under the Customer Background IP, Inventions and Work Product, and all intellectual property rights therein, as strictly necessary for Evonik to fulfill its obligations under this Agreement. Except as provided in the preceding sentence, Customer reserves all right, title and interest in the Customer Background IP, Inventions and Work Product, and all intellectual property rights therein, and does not grant any right, title or interest therein to Evonik by implication, estoppel or otherwise. Evonik shall not disclose, use or otherwise exploit any of the foregoing for any other purpose or otherwise not strictly permitted by this Agreement.

5. Representations

5.1 Evonik Representations. Evonik hereby represents to Customer as of the date hereof that:

(a) Evonik has all requisite organizational power and authority to enter into this Agreement and to carry out the transactions contemplated hereby and thereby;

(b) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite organizational action on the part of Evonik;

(c) this Agreement has been or will be duly executed and delivered by Evonik and is a valid and binding obligation of Evonik, enforceable against it in accordance with its terms;

(d) Evonik’s execution and delivery of this Agreement does not and will not violate or constitute a breach of any of its contractual obligations with third parties;

(e) to the best of Evonik’s knowledge, it does not own any Background IP that is related to the Product; and

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(f) Evonik has access to all necessary employees, equipment, property, materials or other things necessary to completely fulfill each Project in a timely manner in accordance with its corresponding Estimated Budget and the Proposal, and can perform its obligations under this Agreement in compliance with all specifically applicable laws and regulations which are applicable to Evonik’s performance of services under this Agreement.

5.2 Customer Representations. Customer hereby represents to Evonik as of the date hereof that:

(a) Customer has all requisite organizational power and authority to enter into this Agreement and to carry out the transactions contemplated hereby and thereby;

(b) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite organizational action on the part of Customer;

(c) this Agreement has been or will be duly executed and delivered by Customer and is a valid and binding obligation of Customer, enforceable against it in accordance with its terms; and

(d) Customer’s execution and delivery of this Agreement does not and will not violate or constitute a breach of any of its contractual obligations with third parties.

6. Term and Termination

6.1 Term. This Agreement shall commence on the Effective Date and shall continue for the longer of (a) three (3) years and (b) termination of the last Project which is subject to this Agreement, unless terminated sooner pursuant to Sections 6.2 – 6.5 hereof. The period from the Effective Date until termination is the “Term.”

6.2 Termination by Either Party. At any time when a Proposal is not active, either Party may terminate this Agreement at any time, for any reason or for no reason, by giving written notice of termination to the other Party not less than thirty (30) days prior to the effective date of such termination. Either Party may also terminate this Agreement for a Force Majeure as provided in Section 11.1.

6.3 Termination by Customer. Customer may terminate this Agreement or any Project upon thirty (30) days written notice to Evonik.

6.4 Termination for Breach. In the event of a material breach of this Agreement by either Party that remains uncured for more than sixty (60) days following such Party’s receipt of written notice thereof from the non-breaching Party specifying in reasonable detail the nature of such breach, the non-breaching Party may terminate this Agreement. Except as expressly limited by this Agreement, termination of this Agreement shall be without prejudice to any other remedies that may be available to a Party due to breach by the other Party of this Agreement.

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6.5 Bankruptcy and Insolvency. If either Party shall liquidate or dissolve, or shall be declared bankrupt according to law, or shall make an assignment of its property for the benefit of creditors, or shall file any petition with a court of competent jurisdiction for reorganization under any bankruptcy or insolvency laws, or such petition shall be filed against it and not dismissed within ninety (90) days, or shall have a receiver appointed for a substantial part of its assets who is not discharged within ninety (90) days of his appointment, the other Party shall have the right to terminate this Agreement effective upon the giving of written notice thereof to such Party.

6.6 Survival of Certain Obligations.

(a) Upon termination of this Agreement by Customer pursuant to Section 6.3 or by Evonik pursuant to Section 6.4 or 6.5, Evonik will be paid any amounts owed to Evonik for work that has been performed through the effective date of termination, including any non-cancelable third party costs reasonably incurred by Evonik in connection with the Project if such costs were explicitly part of the Estimated Budget or otherwise were pre-approved in writing by Customer.

(b) Upon termination of this Agreement for any reason, (i) any obligations accruing before the effective date of termination shall survive termination in accordance with their terms, and (ii) within thirty (30) days after termination, Evonik shall provide to Customer all Work Product then in existence and not previously provided to Customer.

(c) Upon termination of this Agreement for any reason other than by Evonik for material breach of Customer under Section 6.4, unless otherwise directed by Customer, Evonik shall complete the production of any Products for which the production process has started as of the time to termination, and Customer’s payment obligations with respect to such Products shall survive termination in accordance with their terms.

(d) Notwithstanding anything else written in this Agreement, the rights and obligations of the Parties under Sections 4, 6.6, 7, 8 and 10 and any other provision expressly indicated to survive termination shall survive the termination of this Agreement for any reason in accordance with their terms.

7. Warranties; Disclaimer.

7.1 Product/Clinical Product Warranty; Disclaimer.

(a) EVONIK WARRANTS THAT FOR ANY PROJECT PURSUANT TO WHICH EVONIK IS TO SUPPLY PRODUCT OR CLINICAL PRODUCT TO CUSTOMER AND FOR WHICH THE PARTIES EXPLICITLY AS PART OF SUCH PROPOSAL AGREE TO A WRITTEN SET OF SPECIFICATIONS, EVONIK WARRANTS THAT UPON DELIVERY OF SUCH PRODUCT OR CLINICAL PRODUCT TO CUSTOMER AND FOR THE DURATION OF ANY POST-DELIVERY PERIOD SPECIFIED IN SUCH SPECIFICATIONS, SUCH PRODUCT OR CLINICAL PRODUCT SHALL MEET SUCH AGREED UPON SPECIFICATIONS. EVONIK FURTHER WARRANTS THAT ALL PRODUCTS AND CLINICAL PRODUCTS DELIVERED TO CUSTOMER SHALL HAVE BEEN MADE AND DELIVERED IN ACCORDANCE WITH CGMP AND ALL LAWS AND REGULATIONS APPLICABLE TO THE PERFORMANCE OF THE PROPOSALS UNDER THIS AGREEMENT.

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(b) THE EXPRESS WARRANTIES PROVIDED IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES, AND EVONIK MAKES NO OTHER WARRANTY, INCLUDING, WITHOUT LIMITATION, THAT THE PRODUCTS AND CLINICAL PRODUCTS PROVIDED ARE MERCHANTABLE OR SATISFACTORY FOR ANY PARTICULAR PURPOSE. NO OTHER WARRANTY SHALL APPLY TO ANY OF THE PRODUCTS OR CLINICAL PRODUCTS PROVIDED HEREUNDER EXCEPT AS EXPRESSLY STATED HEREIN. FURTHERMORE, CUSTOMER SHALL NOT MAKE ANY REPRESENTATION OR WARRANTY ON BEHALF OF EVONIK.

7.2 Customer Intellectual Property Warranty. Customer represents to Evonik that, [***], the manufacture of the Products by Evonik for Akebia upon the terms and conditions of this Agreement, including the specifications and other conditions set forth in the applicable Proposal, will not infringe upon any U.S. patent of any third party, and Akebia’s provision of the information provided to Evonik in connection with this Agreement does not constitute misappropriation of trade secrets or copyright infringement of the trade secrets or copyrights of any third party.

7.3 Weight of Delivered Products. Evonik warrants that Evonik’s measurements shown on the packaging slip accompanying each delivery of Product or Clinical Product will accurately reflect the contents. Such quantity measurements reported by weight on such packaging slip shall be deemed to be correct unless Customer notifies Evonik in writing of a shortage within ten (10) business days after the date of delivery. In the event of a shortage, Customer will remain liable for payment for the Product delivered and Evonik shall promptly deliver to Customer an amount of Product necessary to eliminate such shortage.

8. Indemnification; Limitation of Liability

8.1 Indemnification by Customer. Subject to Sections 8.2 and 8.3 as applicable, Customer shall defend, indemnify and hold harmless Evonik, its Affiliates, and its and their respective directors, officers, employees, principals, agents and assigns (“Evonik Personnel”) from and against any and all losses, penalties, actions, damages, liabilities, costs and expenses incident thereto (including reasonable legal counsel fees and expenses) (the “Losses”) which any Evonik Personnel may hereafter incur, become responsible for or pay out relating to, based upon, arising out of or in connection with any third party claim to the extent based upon (a) Customer’s breach of any of its representations, warranties, covenants or obligations under this Agreement; (b) any infringement or misappropriation of the intellectual property rights of any third party relating to the Evonik Personnel’s use in compliance with the terms of this Agreement of any of the Customer Background IP provided by Customer to Evonik in connection with the Project or Evonik’s performance of a Proposal, including its manufacture of the Products according to the formulation provided by Customer; (c) any use of the Work Product after delivery to Customer in a manner inconsistent with the use for which such Work Product was developed; (d) the negligence or misconduct or omission of any Customer Personnel in the performance of the

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Project; or (e) the development, manufacture, use, sale or other disposition of any Work Product or product incorporating the Work Product after delivery to Customer; in each case, except to the extent that any of the foregoing is the subject of Evonik’s indemnity obligation to Customer under Section 8.2.

8.2 Indemnification by Evonik. Subject to Sections 8.1 and 8.3 as applicable, Evonik shall defend, indemnify and hold harmless Customer, its Affiliates, and its and their respective directors, officers, employees, principals, agents and assigns (“Customer Personnel”) from and against any and all Losses which any Customer Personnel may hereafter incur, become responsible for or pay out relating to, based upon, arising out of or in connection with any third party claim to the extent based upon (a) [***]; (b) any infringement or misappropriation of the intellectual property rights of any third party relating to any acts of Evonik Personnel in (i) utilizing Customer Background IP in a manner inconsistent with the terms of this Agreement or (ii) solely related to the use of Evonik Background IP in the performance of a Project or Proposal; (c) [***] or (d) the acts or omissions of any subcontractors of Evonik, including its Affiliates or other Evonik Personnel, that would, if by Evonik, be deemed a breach of any of its representations, warranties, covenants or obligations under this Agreement.

8.3 Indemnification Procedures.

(a) Each of the Evonik Indemnitees and Customer Indemnitees are an “Indemnitee” for the purpose of this Section 8, and the Party that is obligated to indemnify the Indemnitee under Section 8.1 or Section 8.2 shall be the “Indemnifying Party.”

(b) The Indemnitee shall notify the Indemnifying Party promptly of any claim, demand, action or other proceeding under Section 8.1 or Section 8.2 and shall reasonably cooperate with all reasonable requests of the Indemnifying Party with respect thereto.

(c) If any such claims or actions are made, the Indemnitee shall be defended at the Indemnifying Party’s sole expense by counsel selected by Indemnifying Party and reasonably acceptable to the Indemnitee, provided that the Indemnitee may, at its own expense, also be represented by counsel of its own choosing. The Indemnifying Party shall have the sole right to control the defense of any such claim or action, subject to the terms of this Section 8.

(d) The Indemnifying Party may settle any such claim, demand, action or other proceeding or otherwise consent to an adverse judgment (i) with prior written notice to the Indemnitee but without the consent of the Indemnitee where the only liability to the Indemnitee is the payment of money and the Indemnifying Party makes such payment, or (ii) in all other cases, only with the prior written consent of the Indemnitee, such consent not to be unreasonably withheld. The Indemnitee may not settle any such claim, demand, action or other proceeding or otherwise consent to an adverse judgment in any such action or other proceeding or make any admission as to liability or fault without the express written permission of the Indemnifying Party.

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8.4 Limitation of Liability. EXCEPT FOR BREACH OF SECTION 10, AS REQUIRED TO MEET AN INDEMNIFICATION OBLIGATION, OR IN THE EVENT OF AN INTENTIONAL AND WILFUL BREACH IN BAD FAITH OF ANY REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT CONTAINED IN THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY UNDER THIS AGREEMENT FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES, REGARDLESS OF WHETHER THE CLAIM IS BASED ON WARRANTY, CONTRACT, TORT, STRICT LIABILITY, NEGLIGENCE OR OTHERWISE INCLUDING, BUT NOT LIMITED TO, LOSS OF PRODUCT, PROFITS OR REVENUES, DAMAGE OR LOSS FROM OPERATION OR NONOPERATION OF PLANT. EVONIK’S TOTAL LIABILITY UNDER THIS AGREEMENT FOR ANY AND ALL CLAIMS WHATSOEVER, INCLUDING ANY THIRD PARTY CLAIMS PURSUANT TO SECTION 8.2, SHALL NOT EXCEED, IN THE AGGREGATE [***] BY CUSTOMER UNDER THIS AGREEMENT.

9. Insurance. Each Party shall, at its sole cost and expense, procure and maintain in full force during the entire Term of this Agreement the following types of insurance in the minimum amounts set forth below with insurance carriers having a rating of A as to financial strength by the latest edition of A. M. Best & Co:

(a)	Workers’ Compensation insurance in accordance with the laws of the state(s) of operations covering all Customer’s employees, subcontractors, or their employees who may be engaged directly or indirectly in any work hereunder and Employer’s Liability Insurance coverage in the amount of $1,000,000.00 (one million dollars) for its employees;

(b)	Comprehensive General Liability insurance including Customer’s Completed Operations, covering bodily injuries and property damage with combined single limits of $1,000,000.00 (one million dollars) each occurrence and $2,000,000.00 (two million dollars) aggregate; and

(c)	Product Liability insurance, including clinical trial coverage, in the amount of $5,000,000 (five million dollars) aggregate.

Upon request of a Party, the other Party shall furnish to the requesting Party a copy of the certificate of insurance evidencing such coverages referred herein. No policy provided hereunder shall be cancelled nor materially reduced without thirty (30) days’ written notice to the other Party. All stated insurance policies, where applicable, will designate the other Party as additional insured, without qualifications or limitation, as its interest may appear.

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10. Confidentiality; Return/Destruction of Tangible Materials

10.1 Confidential Information.

(a) Both Parties acknowledge that it may be necessary for each to disclose certain technical and proprietary information with respect to the Agreement to the other Party. For purposes of this Agreement, the term “Confidential Information” means all information which is disclosed by or on behalf of the Party that disclosed the information (the “Disclosing Party”) to the Party that receives the information (the “Receiving Party”) in writing or other tangible medium, including information relating to the matters which are the subject of this Agreement, the terms of this Agreement, and all other materials and information regarding the Disclosing Party’s technology, know-how, products, markets, prototypes, business information and operations, or technical information; provided, however, that notwithstanding which Party first discloses any Inventions or Work Product to the other, all Inventions and Work Product are the Confidential Information of Customer for which Customer is the Disclosing Party and Evonik the Receiving Party and with respect to which clause (ii) below shall not apply. Confidential Information shall not include:

(i)	information, that at the time of disclosure, is in the public domain, or that thereafter enters the public domain, through no act or omission of the Receiving Party; or

(ii)	information that the Receiving Party or its Personnel can establish by reasonable proof was in their possession at the time of disclosure, or was subsequently; or

(iii)	information independently developed by Personnel of the Receiving Party who had no knowledge of that information as a disclosure from the Disclosing Party; or

(iv)	information that is hereafter lawfully received by the Receiving Party or its Personnel on a non-restricted basis from another source having rightful possession of such Confidential Information and the legal right to disclose it to the Receiving Party as documented by the Receiving Party’s written records; or

(v)	information that the Disclosing Party or its Personnel agrees in writing to release from the obligations under this Section 10.

The burden of proving the applicability of any one or more of the above exceptions shall at all times be with the Receiving Party.

(b) An individual feature of Confidential Information shall not be deemed to be within any of the specified exceptions merely because it is embraced by more general information in such exception. In addition, any combination of features shall not be deemed to be within any of the specified exceptions merely because individual features are in such exception, but only if the combination itself and its principle of operation are in such exception.

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(c) Any disclosure of Confidential Information made by the Receiving Party in response to a valid order by a court or other governmental body or that is otherwise required by law (but only to the extent of such order or requirement), including a disclosure of this Agreement or the material terms thereof as required by the Securities and Exchange Commission, will not be deemed to be a violation of the Receiving Party’s obligations under this Agreement if the Receiving Party follows the instructions of this Section 10. Under such circumstances, the Receiving Party agrees that it will (to the extent permitted by applicable law) use reasonable commercial efforts to provide the Disclosing Party with immediate notice of any disclosure to be made pursuant to such order or requirement and cooperate, at the expense of and with the efforts of the Disclosing Party, to obtain a protective order or other assurance of confidential treatment of the Confidential Information to be disclosed pursuant to such order or requirement. If, in the absence of a protective order, the Receiving Party is compelled as a matter of law to disclose the Confidential Information, the Receiving Party will disclose, without liability, only that part of the Confidential Information as is required by law to be disclosed and prior to such disclosure will, to the extent permitted by applicable law, advise and consult with the Disclosing Party as to such disclosure.

(d) During the term of this Agreement and through the period of non-disclosure and non-use below, the Receiving Party agrees that it will not (i) use Confidential Information of the Disclosing Party for any purpose except as set forth in the Proposal and in accordance with this Agreement, or (ii) disclose Confidential Information of the Disclosing Party to any third party without the advance written approval of the Disclosing Party, or (iii) disclose results under the Proposal that use or disclose the Confidential Information of the Disclosing Party without the advance written approval of the Disclosing Party. The Receiving Party’s obligations of non-disclosure and non-use shall continue for a period of ten (10) years from the termination or expiration date of this Agreement.

(e) Notwithstanding the above, the Receiving Party may, in its sole discretion, disclose Confidential Information of the Disclosing Party to the Receiving Party’s Personnel who require the same in the performance of their regular responsibilities, and then only to the extent required to perform the Project contemplated hereunder, who have been advised of the confidential nature of the Confidential Information and of the restrictions hereunder on its disclosure and use, and agree to maintain the same in confidence and not to use the same other than as herein. Further, to the extent that Confidential Information is disclosed to the Receiving Party or Receiving Party’s Personnel by the Disclosing Party’s Personnel, this Agreement shall also apply to such disclosures. The Parties to this Agreement shall assume full responsibility for its Personnel in this regard.

10.2 Return/Destruction of Tangible Materials.

Upon the Disclosing Party’s request, the Receiving Party will return (and will cause all Personnel to return) all Confidential Information of the Disclosing Party in written or manifested in other tangible form to the Disclosing Party, and shall also deliver to it all copies, extracts, summaries, adaptations and drawings, whether provided by the Disclosing Party or created by the Receiving Party. The Receiving Party shall also deliver to the Disclosing Party any equipment, sample, product or material embodying, containing or based upon any of Disclosing

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Party’s Confidential Information. Notwithstanding the above, (a) the Receiving Party may retain a record copy for the purpose of determining either Party’s rights, obligations, and/or disclosures made under this Agreement, (b) Receiving Party shall not be required to destroy any computer files created during automatic system back-ups that are subsequently stored securely and not accessible to employees, except for the purpose of securing application of the Agreement, and (c) Customer may retain and continue to use all Confidential Information of Evonik as reasonably necessary for Customer to exploit the Products, Clinical Products, Inventions and Work Product in compliance with all applicable laws, provided that, all Confidential Information made and kept by Receiving Party shall continue to be governed by the terms of this Agreement.

10.3 Existence of Agreement.

Notwithstanding anything to the contrary herein, a Party may disclose the existence and terms of this Agreement: (A) in connection with filings required by securities and tax regulations and the rules and regulations of any securities exchanges upon which a Party’s or its Affiliate’s securities are traded, provided, however, that such Party shall use reasonable efforts to limit the dissemination of such information; (B) to a Party’s actual and potential lenders, private investors, bankers, accountants, and lawyers who are subject to an obligation of confidentiality; and (C) to a Party’s actual and bona fide potential assignees or transferees permitted in accordance with Section 11.3 subject to an obligation of confidentiality prohibiting further disclosure of the information.

11. Miscellaneous

11.1 Force Majeure. Neither Party shall be liable for delay or failure to perform its obligations hereunder due to any circumstances beyond its reasonable control, regardless whether such circumstances can be reasonably foreseen. Such circumstances include, but are not limited to acts of God, war (declared or undeclared), acts of terrorism (and related government actions), riot, political insurrection, rebellion, sabotage, revolution, acts, laws, regulations or orders of or expropriation by any government (whether de facto or de jure), acts of government prohibiting sanction the import or export of the product, rationing, equipment or production facilities, quarantine restrictions, fuel shortage, strike, lock-out or other labor troubles which interfere with the manufacture or transportation of the Product or with the supply of raw materials necessary for their production or fire, flood, explosion, earthquake, tornados or other natural events or disasters, national defense or security requirements and natural disasters (“Force Majeure”). If such Force Majeure occurs, the affected Party shall notify the other Party in writing as soon as practicable of the occurrence of said Force Majeure event, the nature of and expected duration of the Force Majeure event as well the effect the Force Majeure event will have on that Party’s performance of this Agreement. The affected Party will be excused from performing its obligations hereunder only during the Force Majeure event and the affected shall not be liable to the other for damages by reason of any delay or suspension of performance resulting from the Force Majeure event; provided, however, that if either Party claims non- performance based upon Force Majeure for more than sixty (60) days or the other Party reasonably believes the Force Majeure event is likely to continue for more than sixty (60) days, then the other Party may terminate this Agreement by notice.

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11.2 Parties Independent. In making and performing this Agreement, the Parties are acting and shall act at all times as independent contractors and nothing contained in this Agreement shall be construed or implied to create an agency, partnership, or joint venture relationship between the Parties.

11.3 Assignment; Successors and Assigns. Neither Party may assign all or any part of this Agreement without the other Party’s prior written consent, which shall not be unreasonably withheld. Notwithstanding the foregoing, either Party may assign this Agreement (1) to an Affiliate, including its parent company; or (2) in the event of a merger, acquisition or sale of substantially all of the assets of a Party or the portion of that Party’s business responsible for performance of this Agreement. This Agreement shall inure to the benefit of and be binding upon the Parties and their successors and permitted assigns.

11.4 Notices. All notices, consents, claims, demands or other communications given under this Agreement shall only be sufficient if in writing and sent (1) by certified mail, return receipt requested, postage prepaid or (2) by a nationally recognized overnight courier service which provides a delivery receipt, to the Parties at the address set forth below or at such other address designated by either Party in writing. The date of giving such notice will be deemed to be three (3) days after such envelope was deposited with the U.S. Postal Service or courier service. The Post Office or courier service receipt showing the date of such deposit shall be prima facie evidence of such deposit date. Such communications must be sent to the respective Parties at the following addresses:

For Evonik:

Evonik Corporation

299 Jefferson Road

Parsippany, NJ 07054

FAX: (973) 929-8160

Attention: Business Head Custom Manufacturing North America

And

Evonik Corporation

299 Jefferson Road

Parsippany, New Jersey 07054

FAX: (973) 541-8850

Attention: General Counsel

For Customer:

Akebia Therapeutics, Inc.

245 First Street, Suite 1100

Cambridge, MA 02142

FAX: 617-871-2099

Attention: Chief Executive Officer

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With a copy to:

Akebia Therapeutics, Inc.

245 First Street, Suite 1100

Cambridge, MA 02142

FAX: 617-871-2099

Attention: General Counsel

11.5 Remedies. Each Party acknowledges that a breach of such Party’s obligations in Sections 4 and 10 hereof may result in irreparable and continuing damage to the other Party for which there may be no adequate remedy at law; and each Party agrees that, in the event of any breach of the aforesaid agreements, the other Party and its successors and assigns may be entitled to injunctive relief and to such other and further relief as may be proper.

11.6 Waiver of Breach. The failure of any Party at any time or times to require performance of any provision hereof shall in no manner affect that Party’s right at a later time to enforce the same. No waiver by any Party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

11.7 Headings; Construction. Section headings contained in this Agreement are included for convenience only, and are not a part of the agreement between the Parties. The language used in this Agreement is the language chosen by the Parties to express their mutual intent. No rule of strict construction shall be applied against either Party.

11.8 Invalid or Void Provisions. In the event that individual provisions of this Agreement become wholly or partially invalid as evidenced by a ruling of a court of competent jurisdiction, the effectiveness of the remaining rulings shall not be affected, to the extent severable. The Parties undertake in good faith to replace an invalid provision by a valid one which most closely corresponds with the economic intention of the invalid ruling.

11.9 Governing Law; Venue. This Agreement and all rights and remedies hereunder shall be governed by and interpreted and enforced in accordance with the laws of the State of New York, without regard to conflict of law principles. The federal and state courts of New York shall have exclusive jurisdiction over any disputes or issues arising out of or in connection with this Agreement, and the Parties hereby irrevocably submit to such exclusive jurisdiction. Customer shall comply with all applicable laws and regulations, including but not limited to those pertaining to environmental protection and safety and health.

11.10 Publicity; Use of Name. Except as required by law, neither Party shall originate any publicity, news release or other public announcement, written or oral, whether to the public, press, public stockholders or otherwise, relating to this Agreement, to any amendment hereto or thereto or activities hereunder or thereunder without the prior written consent of the other Party. Nothing contained in this Agreement shall be construed as conferring any right to

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use in advertising, publicity or other promotional activities any name, trade name, trademark, or other designation (including any contraction, abbreviation, or simulation of any of the foregoing); and each Party hereto agrees not to use any designation of the other Party in any promotional activity associated with this Agreement without the express written approval of the other Party.

11.11 Counterparts; Evidence of Signature. This Agreement may be executed in separate counterparts, each of which shall be identical and may be introduced in evidence or used for any other purpose without any other counterpart, but all of which shall together constitute one and the same agreement. Signatures of any Party transmitted by facsimile or electronic mail (including, without limitation, electronic mailing of a so-called portable document format or “pdf” of a scanned counterpart) shall be treated as and deemed to be original signatures for all purposes, and shall have the same binding effect as if they were original, signed instruments delivered in person.

11.12 Entire Agreement. This Agreement, together with all Attachments referenced herein, constitutes the entire understanding and agreement of the Parties hereto with respect to the matters described herein and supersedes all prior agreements or understandings, written or oral, between the Parties with respect thereto.

11.13 Conflicts; Order of Preference. In the event any subject matter addressed in Sections 1 – 11 of this Agreement are also addressed in any Attachment, then all of such provisions shall remain applicable to such subject matter to the maximum extent possible, with the more specific controlling over that which is more general. In the event that there is an actual conflict between any provision of Sections 1 – 11 of this Agreement and any provision(s) of any Attachment(s), then the provisions of Sections 1 – 11 shall prevail. In the event of a conflict between this Agreement and the Quality Agreement, the conflict shall be resolved in accordance with Section 2.6 hereof.

11.14 Amendment or Waiver. Notwithstanding any course of performance hereunder or other course of dealing, any amendment to or waiver of any provision of this Agreement must be in writing signed by each Party, and must specifically refer to the provision of the Agreement being amended or waived in order to be effective. Any purported amendment or waiver, whether oral, by electronic communication including emails between Parties, by conduct, custom shall not constitute a writing sufficient to amend this Agreement. The Parties are expressly and deliberately establishing these procedures specifically to avoid any possibility that an amendment, waiver or estoppel of or with respect to any of this Agreement’s terms could be deemed to have been affected in a manner other than as set forth in this Section.

11.15 Translations. In the event of an inconsistency between any terms of this Agreement and any translations thereof into another language, the English language meaning shall control.

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11.16 Export Compliance. The Parties shall abide by the applicable export regulations of the United States and any other country or countries. If required, the Party intending to export controlled technology or data (including a “deemed” export) shall apply for an export license or other suitable authorization from the proper authority prior to any such export and inform any Receiving Party of any further restrictions on use of the technology or data. The Parties shall not export or re-export any technical data, products, or samples received from the disclosing Party or the direct product of such technical data in contravention of the export compliance laws of the United States or associated regulations.

<Signatures follow on next page.>

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement by their duly authorized representatives, effective as of the Effective Date.

EVONIK CORPORATION		AKEBIA THERAPEUTICS, INC.

By:	/s/ Robert J. Koprowski	By:	/s/ John P. Butler
Name: Robert J. Koprowski		Name: John P. Butler
Title: Director		Title: CEO
Date: February 28, 2014		Date: February 28, 2014

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ATTACHMENT A

PROPOSAL [Insert Proposal Number]

[Insert Proposal Title]

THIS PROPOSAL (as defined in the Master Services Agreement by and between Akebia Therapeutics, Inc. (“Customer”) and Evonik Corporation (“Evonik”) dated                     and hereinafter “Agreement”) upon execution will be incorporated into the Agreement and subject to the terms and conditions in the Agreement and shall become effective as of the date of last signature. All capitalized terms in this Proposal shall have the same meaning as set forth in the Agreement. Any changes to the Proposal will require a written and agreed Change Order as specified in Section 2.2 of the Agreement.

Customer hereby engages Evonik to provide the following services and Evonik hereby agrees to provide such services for the compensation outlined below.

1. Services: Evonik shall provide the services as described below: [services to be described].

2. Estimated Timeline: The estimated time to complete the services described in the Proposal is [insert length of time].

3. Estimated Budget and Prepayment: The Estimated Budget for this Proposal is [Insert $] and the Prepayment is [Insert $].

This Proposal [Insert Proposal #], upon execution by both parties shall constitute an amendment and an additional Proposal to the Agreement pursuant to Section 11.15 of the Agreement and shall hereinafter be part of the Agreement and attached as Attachment [X].

[This Proposal contains information that is proprietary to Evonik.]

AGREED TO AND ACCEPTED BY:

EVONIK CORPORATION	AKEBIA THERAPEUTICS, INC.

By:	By:
Printed Name:	Printed Name:
Title:	Title:
Date:	Date:

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ATTACHMENT B

Part 1 - Commercial Proposals for Akebia Product AKB-6548

Proposals and Status as of March 3, 2014

(A copy of each of the following documents and POs is attached.)

Proposal	Description	Remarks	PO	PO Issued	Current Status	Cost
B-1	Lab familiarization of AKB-6548	Subsets of document entitled “Proposal for Akebia AKB-6548” dated September 25, 2013 as indicated with “OK to Proceed” and on signature page.	1525	2013-10-15	Completed	[***]
	Optimization of [***]		1526	2013-10-15	Ongoing	[***]

B-2	Optimization of AKB-6548 Synthesis, steps [***]	Subsets of above document, as indicated on signature page.	1529	2013-11-05	Ongoing	[***]
	Analytics for raw materials, IPCs, intermediates		1530	2013-11-05	Ongoing	[***]
	Analytics for API		1531	2013-11-05	Ongoing	[***]

B-3	16 Kg Non-GMP demo batch (cost raw materials only)	Subsets of above document, as indicated on signature page.	1540	2013-12-03	Completed	Not to exceed [***]
	16 Kg Non-GMP demo batch (cost for plant reservation)		1539	2013-12-03	N/A	[***]

B-4	“Proposal for Akebia AKB-6548” dated January 3, 2014 re: 2 Gallon scale up of AKB-6548	Entire document.	1548	2014-01-08	Ongoing	[***]

B-5	“Proposal for Manufacturing Approximately 16 kg of Non-GMP AKB-6548”	Entire document.	n/a	n/a	n/a	Per proposal

B-6	“Proposal for Manufacturing AT Least 350 kg of GMP AKB-6548”	Entire document.	n/a	n/a	n/a	Per proposal

(See attached for each.)

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PROPOSAL B-1: PROPOSAL FOR AKEBIA AKB-6548

Thank you for considering Evonik Corporation for the development and production of AKB-6548. Evonik believes this is a good fit from both a technical and strategic perspective. The synthesis to do the Demo, Engineering and Registration batches will be run at our Tippecanoe Laboratories located in Lafayette, Indiana. To expedite the development and provide Akebia with the best value, the development will be conducted at 2 sites, Lafayette Indiana and Hanau, Germany.

The quote provided is based on the technical package transferred by Akebia as well as experience gained at Evonik running our production facility.

The process can be run as is described in the technical package. However, potential improvements could be envisioned with an abbreviated development program. If realized, a more efficient process would be achieved from the variable and fixed costs.

The prices are based on the following assumptions:

•	Evonik will purchase all necessary raw materials
•	Production will be done under cGMPs for API manufacture.
•	The development program set forth below is suggested but Evonik and Akebia will determine the actual scope of the experimentation and have conversations throughout development.
•	Methanol is assumed to be an appropriate cleaning solvent.
•	Basis for the evaluation: tech package provided on August 8th, 2013 and RFP received in August 28th, 2013.
•	cCMP production of 350 kg of AKB-6548 and its release as 3 batches of approximately equal size and appropriate use as Phase 3 clinical trials.
•	Material and registration batches to be available by the end of September 2014.
•	Development work to improve process robustness as well as DoE studies to identify and define appropriate operational ranges for each step of the synthesis.
•	An optional 15-20 kg non-GMP campaign to ensure robustness and address scale up issues.
•	Identify appropriate storage conditions and stability studies for isolated intermediates and API post GMP production.
•	Payment terms are 30 days.
•	Analytical methods for the raw materials, intermediates and IPCs will be transferred to Evonik.
•	Synthesis of reference standards and impurities as well as solvent recovery in not included

Development Opportunities

The following areas of the process including technical transfer, improvements to the individual step, evaluation of the Suzuki coupling and refinement of the final crystallization have been

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identified in order to enhance robustness of the current manufacturing route. Areas targeted for experimentation are defined below.

Technical Transfer of the manufacturing route

Familiarization with the existing process

Evonik will run a process familiarization on the existing process at a cost of [***] dollars.

Development Work

In addition, Evonik suggests optimizing steps [***] by modifying the current procedure for material isolation to improve throughput and equipment usage. This work will be performed in Tippecanoe at a price of [***].

[***]

Perform experiment in two gallon to provide material for subsequent steps.

[***]

Evaluate different approaches with a target of lowering the volumes and removal of the slurries. This will be followed by 1 to 2 scale-up experiments.

[***]

Evaluate different approaches with a target of lowering the volumes and removal of the slurries. This development will also include screening of different reaction conditions.

[***]

Evaluate different approaches with a target of lowering the volumes and removal of the slurries.

[***]

Run 1-2 experiments to provide enough material for at least 5 experiments. Followed by work-up optimization studies to target lower volumes and avoid reslurry.

Technical Improvements

In addition to the development work cited above, the following chemistry experimentation is recommended to further enhance the process.

[***]

[***]screening will be performed at Hanau. Evonik suggests the screening of different ligands, base, solvents and [***] for the reaction. The initial screening experiments will cost [***]

In addition Evonik would perform a study on the [***] loading and solvent amount as previous studies reported lower reaction rates at higher concentrations. This is a well know phenomena related to [***] formation and may indicate excess [***]. These studies would cost [***].

Furthermore the work up would be improved to avoid slurries at a cost of [***].

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[***]

Evonik will suggest screening of several [***] in order to optimize the reaction kinetics and the impurity profile. Most of the work will be performed at Tippcanoe laboratories.

[***]

Evonik suggests the development of a [***] procedure as the current method [***] on several occasions. The price will include delivery of phase diagrams, solubility study on the material, characterization of polymorph forms and crystallization process investigation with FBRM-PVM. The total costs associated with the studies including analytics are $[***] which includes [***].

Particle Size and Polymorphism

The above isolation studies of the API will also incorporate polymorphism and particle size studies.

Manufacturing Improvements and Engineering studies

The manufacturing studies and engineering studies envisioned based on the tech package are listed above. Evonik will also determine bulk densities, melting points and other physical data as required for production. Additional studies may be required based on the actual performance of the material in the laboratory.

Use tests of raw materials will be done directly prior to manufacturing as the key raw materials cannot be utilized from the “on-scale” supplier for the lab development work due to long lead times.

The operational design space, identification of critical parameters and associated proven acceptable ranges requires an intense discussion between Akebia and Evonik. Therefore, this price is only meant to be an indication based on Evonik’s experience with other customers and the current technical package. Evonik suggests using material from the pilot campaign for the DoE experiments as this would allow for a better assessment. The cost for DoE experimentation is estimated at [***] per step. This includes use tests in the subsequent step and analytics in the QC department.

Approach to ICH guidelines for implementation of Quality by Design

Evonik will facilitate NDA submission by performing general optimization experiments and DoE studies. DoE experiments will be performed in each step as follows:

Part 1. General optimization work and DoE studies screening different parameters (e.g., temperature, concentrations, dosing times and amount of reagents).

Part 2. Proven and acceptable ranges (PARs) for the critical process parameters (CPPs) identified in Part 1 will be determined in larger scale experiments. In addition factorial design in case of interactions between the CPPs will be performed.

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Based on the current technical information, we suggest controlling the following parameters:

B503 (RSM): NMR, HPLC (assay and impurity profile), water (KF), ([***] (visual substance specific test) and LOD to be discussed)

B504, B505: NMR, HPLC (assay and impurity profile), additionally water (KF) for B 504

IPCs for all synthetic steps (HPLC or TLC)

AKB-6548 according to current specification: NMR, IR, HPLC (assay and impurity profile), Water (KF), residual solvents, heavy metals (ICP-MS), ROI or other testing as found appropriate during the development work.

Additional analytical methods

Evonik will perform additional analytical method development work were appropriate. Prices for this type of work strongly depend on the necessity of validation work (GMP vs. non-GMP) and the type of method (e.g. standard impurities vs. GTIs on ppm level). Evonik will discuss with Akebia the need for any additional analytical method development as It is discovered throughout the campaign.

Raw material supplier identification

Evonik identifies raw material suppliers during the RFP phase. After receiving a PO, Evonik typically requests samples from potential suppliers and selects suitable suppliers. Depending on the critically of the raw materials Evonik may then also may perform audits following discussion with Akebia regarding the need and costs.

Proof of Concept

A proof of concept study would be performed in Evonik’s Tippecanoe laboratories using 2 gallon equipment. The costs associated with this study are [***].

Pilot Campaign

Evonik suggests performing a pilot campaign to have a better understanding of scale up effects as well as to provide material for formulation studies. In addition, material on each step (500 g to 1 kg) could be employed for DOE studies as mentioned above. The costs and timeline associated with the Pilot Campaign are described in the table below. Target after sampling on each step would be 5-8 kg. The cost for the Pilot Campaign is [***].

B503 as regulatory API starting material

The actual amount of work required to provide the FDA with sufficient information to allow the registration of B503 as registered starting material is highly chemistry dependent. Due to the fact that there are still [***] chemical steps and [***] to [***] steps up to the API our experience is that the requirements are less strict than with fewer chemical conversions. However, we will

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need to control all GTI’s and non- rejectable impurities in B503. Therefore, we need to establish the appropriate analytical method. Impurities can likely be detected via HPLC and therefore do not require significant additional work. Traces of impurities (e.g CTIs) might need more sophisticated methods to be established due to the level of control. For example, HPLC-MS or GC-MS would need to be established. The cost per method is approximately [***].

Evonik assumes that the process development work will be able to cover the appropriate rejection strategies for the impurities including GTI’s as well as the [***] content.

Storage conditions for intermediates

Evonik will work in close collaboration with Akebia to decide on the storage conditions. The conditions will be likely established during the development work. Based on typical storage conditions, study length and analytical parameters monitored, the costs associated would be about [***] for intermediates and API-SM. All testing will be performed in the process development laboratories. Upon discussions with Akebia, the final assessment will be determined.

Analytical method transfer for Raw materials, intermediates and IPCs

The cost associated with the transfer and validation of analytical for the raw material, intermediates and IPC methods is [***].

Analytical method transfer for the API

The cost associated with the transfer and validation of analytical methods for the API is [***].

FDA filing requirements for analytical methods

Evonik will do validation work but currently does not foresee the need for any additional development work on the analytical methods.

Development Reports

Evonik will draft a development report prior to manufacturing as a basis for decision making for unplanned events during manufacturing. These reports will be sent to Akebia for review. The costs for this are already included in the development work costs.

Outsourcing

Evonik does not currently see the need for outsourcing any of the work as all of the work required currently can be done in house.

Communication of R&D progress

The Evonik Project Team will have weekly or biweekly telecons with Akebia. These meetings will include short summaries of the work performed in the last week and a meeting summary with action items prepared by Evonik.

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In addition, the project manager (and if preferred by Akebia other team members) will be in contact with Akebia via email and telephone as necessary.

Manufacturing of 350 kg of AKB-6548

Costs for scale up

In addition to the development and laboratory familiarization studies described above some safety studies may be required. The costs associated with these studies will depend on the availability of data from previous campaigns. Typically Evonik requires DSC’s and RCI’s (ca. [***] and ca. [***]) prior to scale up therefore about [***] per step or a total of [***] may be required.

Manufacturing Support

Manufacturing support and value creating activities such as mass balances are typically included in the manufacturing costs for the initial campaigns.

Scale Up Details

The production of the 350 kg would take place in plants T27 and T31 at our Tippecanoe site. This assumes significant improvements to the volume for the final step.

Timeline constraints may be caused by overcommitted raw material suppliers. Evonik attempts to mitigate this risk by identifying more than one source for all raw materials. In addition, detection of GTIs or new impurities for which no information is known poses a potential timing risk. Recrystallization could potentially remove the impurities but could affect the production timing.

No Capital costs are expected for this project.

Production of 350 kg API

The costs for manufacturing the 3 registration batches of 350 kg AKB- 6548 is [***]/kg. The material will be produced under cGMP conditions and Evonik will provide a COA as well as electronic copies of the batch records. If an additional batch of each step is performed as an engineering batch during this campaign at the same scale, the cost will be [***]/kg.

In the previous proposal, the cost for production of the registration batches was [***]/kg. There are 2 reasons the price has increased. Firstly, the variable costs have risen from [***] per kg in the initial proposal to [***] per kg currently. Secondly, to run the 350 kg registration campaign, the reactors are only at [***] fill volume. This has doubled the fixed costs per kg. If Evonik were to produce 700 kg of material in the 3 registration batches, the price will be approximately [***] per kg which represents the difference in the variable cost when compared to the last campaign.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Akebia and Evonik will work together to lower the costs of the key raw materials, which lead to the high variable costs. In the event that qualified suppliers can be identified at a lower price, the cost savings will be passed through to Akebia.

Stability Study

The costs for the API stability studies are [***]. Evonik assumes following:

•	1 long-term stability condition for 8 timepoints plus zero timepoint;
•	1 accelerated stability condition for 5 timepoints plus zero timepoint. Testing will include physical appearance, KF, LC, XRPD.

Summary of Costs

Objective	Costs [$]	Location

Laboratory Familiarization	[***]	Tippe

Optimization step [***]	[***]	Tippe

[***] screening and work up (incl. [***] determination)	[***]	Hanau

Isolation of API (crystallization studies incl [***] determination)	[***]	Hanau

Sample on 2 gallon scale (PoC)	[***]	Tippe

Total Development Costs	[***]	Tippe/Hanau

DOE Studies of 3 steps (indication only)	[***]	Hanau

Analytics for Raws, IPCs,	[***]	Tippe

Intermediates

Analytics for API	[***]	Tippe

Stability Studies	[***]	Tippe

Analytics (total)	[***]	Tippe

Demo Batches	[***]	Tippe

Registration Batches (3 Batches) 350 kg	[***]/kg	Tippe

1 Demo plus 3 Registration Batches (4 Batches) 470 kg	[***]/kg	Tippe

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The PO is needed for this project by October 11, 2013 in order to start the project and guarantee the slot in the facility. Payment terms are net 30.

Should you have any questions regarding this quotation, please feel free to contact me.

Thank you again for your consideration and Evonik looks forward to hearing from you soon and being a part of this Akebia project.

Thank You and Best Regards,

/s/ Joseph D’Antuono, PhD

Joseph D’Antuono, PhD

Key Account Director

Health Care

APPROVED FOR:

(1) PROCESS FAMILIARIZATION: [***]

(2) [***]: [***]

                                 TOTAL: [***]

SIGNED: /s/John P. Butler

TITLE:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PROPOSAL B-2: PROPOSAL FOR AKEBIA AKB-6548

Thank you for considering Evonik Corporation for the development and production of AKB-6548. Evonik believes this is a good fit from both a technical and strategic perspective. The synthesis to do the Demo, Engineering and Registration batches will be run at our Tippecanoe Laboratories located in Lafayette, Indiana. To expedite the development and provide Akebia with the best value, the development will be conducted at 2 sites, Lafayette Indiana and Hanau, Germany.

The quote provided is based on the technical package transferred by Akebia as well as experience gained at Evonik running our production facility.

The process can be run as is described in the technical package. However, potential improvements could be envisioned with an abbreviated development program. If realized, a more efficient process would be achieved from the variable and fixed costs.

The prices are based on the following assumptions:

•	Evonik will purchase all necessary raw materials
•	Production will be done under cGMPs for API manufacture.
•	The development program set forth below is suggested but Evonik and Akebia will determine the actual scope of the experimentation and have conversations throughout development.
•	Methanol is assumed to be an appropriate cleaning solvent.
•	Basis for the evaluation: tech package provided on August 8th, 2013 and RFP received in August 28th, 2013.
•	cCMP production of 350 kg of AKB-6548 and its release as 3 batches of approximately equal size and appropriate use as Phase 3 clinical trials.
•	Material and registration batches to be available by the end of September 2014.
•	Development work to improve process robustness as well as DoE studies to identify and define appropriate operational ranges for each step of the synthesis.
•	An optional 15-20 kg non-GMP campaign to ensure robustness and address scale up issues.
•	Identify appropriate storage conditions and stability studies for isolated intermediates and API post GMP production.
•	Payment terms are 30 days.
•	Analytical methods for the raw materials, intermediates and IPCs will be transferred to Evonik.
•	Synthesis of reference standards and impurities as well as solvent recovery in not included

Development Opportunities

The following areas of the process including technical transfer, improvements to the individual step, evaluation of the Suzuki coupling and refinement of the final crystallization have been

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

identified in order to enhance robustness of the current manufacturing route. Areas targeted for experimentation are defined below.

Technical Transfer of the manufacturing route

Familiarization with the existing process                                              OK TO PROCEED

Evonik will run a process familiarization on the existing process at a cost of [***] dollars.

Development Work

In addition, Evonik suggests optimizing steps [***] by modifying the current procedure for material isolation to improve throughput and equipment usage. This work will be performed in Tippecanoe at a price of [***].

[***]

Perform experiment in two gallon to provide material for subsequent steps.

[***]

Evaluate different approaches with a target of lowering the volumes and removal of the slurries. This will be followed by 1 to 2 scale-up experiments.

[***]

Evaluate different approaches with a target of lowering the volumes and removal of the slurries. This development will also include screening of different reaction conditions.

[***]

Evaluate different approaches with a target of lowering the volumes and removal of the slurries.

[***]

Run 1-2 experiments to provide enough material for at least 5 experiments. Followed by work-up optimization studies to target lower volumes and avoid reslurry.

Technical Improvements

In addition to the development work cited above, the following chemistry experimentation is recommended to further enhance the process.

[***]                                                                                                       OK TO PROCEED

[***]screening will be performed at Hanau. Evonik suggests the screening of different ligands, base, solvents and [***] for the reaction. The initial screening experiments will cost [***]

                                                                                                                  OK TO PROCEED

In addition Evonik would perform a study on the [***] loading and solvent amount as previous studies reported lower reaction rates at higher concentrations. This is a well know phenomena related to [***] formation and may indicate excess catalyst. These studies would cost [***].

                                                                                                                  OK TO PROCEED

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Furthermore the work up would be improved to avoid slurries at a cost of [***].

[***]

Evonik will suggest screening of several [***] in order to optimize the reaction kinetics and the impurity profile. Most of the work will be performed at Tippcanoe laboratories.

[***]

Evonik suggests the development of a [***] procedure as the current method [***] on several occasions. The price will include delivery of phase diagrams, solubility study on the material, characterization of polymorph forms and crystallization process investigation with FBRM-PVM. The total costs associated with the studies including analytics are $[***] which includes [***].

Particle Size and Polymorphism

The above isolation studies of the API will also incorporate polymorphism and particle size studies.

Manufacturing Improvements and Engineering studies

The manufacturing studies and engineering studies envisioned based on the tech package are listed above. Evonik will also determine bulk densities, melting points and other physical data as required for production. Additional studies may be required based on the actual performance of the material in the laboratory.

Use tests of raw materials will be done directly prior to manufacturing as the key raw materials cannot be utilized from the “on-scale” supplier for the lab development work due to long lead times.

The operational design space, identification of critical parameters and associated proven acceptable ranges requires an intense discussion between Akebia and Evonik. Therefore, this price is only meant to be an indication based on Evonik’s experience with other customers and the current technical package. Evonik suggests using material from the pilot campaign for the DoE experiments as this would allow for a better assessment. The cost for DoE experimentation is estimated at [***] per step. This includes use tests in the subsequent step and analytics in the QC department.

Approach to ICH guidelines for implementation of Quality by Design

Evonik will facilitate NDA submission by performing general optimization experiments and DoE studies. DoE experiments will be performed in each step as follows:

Part 1. General optimization work and DoE studies screening different parameters (e.g., temperature, concentrations, dosing times and amount of reagents).

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Part 2. Proven and acceptable ranges (PARs) for the critical process parameters (CPPs) identified in Part 1 will be determined in larger scale experiments. In addition factorial design in case of interactions between the CPPs will be performed.

Based on the current technical information, we suggest controlling the following parameters:

B503 (RSM): NMR, HPLC (assay and impurity profile), water (KF), ([***] (visual substance specific test) and LOD to be discussed)

B504, B505: NMR, HPLC (assay and impurity profile), additionally water (KF) for B 504

IPCs for all synthetic steps (HPLC or TLC)

AKB-6548 according to current specification: NMR, IR, HPLC (assay and impurity profile), Water (KF), residual solvents, heavy metals (ICP-MS), ROI or other testing as found appropriate during the development work.

Additional analytical methods

Evonik will perform additional analytical method development work were appropriate. Prices for this type of work strongly depend on the necessity of validation work (GMP vs. non-GMP) and the type of method (e.g. standard impurities vs. GTIs on ppm level). Evonik will discuss with Akebia the need for any additional analytical method development as It is discovered throughout the campaign.

Raw material supplier identification

Evonik identifies raw material suppliers during the RFP phase. After receiving a PO, Evonik typically requests samples from potential suppliers and selects suitable suppliers. Depending on the critically of the raw materials Evonik may then also may perform audits following discussion with Akebia regarding the need and costs.

Proof of Concept

A proof of concept study would be performed in Evonik’s Tippecanoe laboratories using 2 gallon equipment. The costs associated with this study are [***].

Pilot Campaign

Evonik suggests performing a pilot campaign to have a better understanding of scale up effects as well as to provide material for formulation studies. In addition, material on each step (500 g to 1 kg) could be employed for DOE studies as mentioned above. The costs and timeline associated with the Pilot Campaign are described in the table below. Target after sampling on each step would be 5-8 kg. The cost for the Pilot Campaign is [***].

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

B503 as regulatory API starting material

The actual amount of work required to provide the FDA with sufficient information to allow the registration of B503 as registered starting material is highly chemistry dependent. Due to the fact that there are still [***] chemical steps and [***] to [***] steps up to the API our experience is that the requirements are less strict than with fewer chemical conversions. However, we will need to control all GTI’s and non- rejectable impurities in B503. Therefore, we need to establish the appropriate analytical method. Impurities can likely be detected via HPLC and therefore do not require significant additional work. Traces of impurities (e.g CTIs) might need more sophisticated methods to be established due to the level of control. For example, HPLC-MS or GC-MS would need to be established. The cost per method is approximately [***].

Evonik assumes that the process development work will be able to cover the appropriate rejection strategies for the impurities including GTI’s as well as the [***] content.

Storage conditions for intermediates

Evonik will work in close collaboration with Akebia to decide on the storage conditions. The conditions will be likely established during the development work. Based on typical storage conditions, study length and analytical parameters monitored, the costs associated would be about [***] for intermediates and API-SM. All testing will be performed in the process development laboratories. Upon discussions with Akebia, the final assessment will be determined.

Analytical method transfer for Raw materials, intermediates and IPCs

The cost associated with the transfer and validation of analytical for the raw material, intermediates and IPC methods is [***].

Analytical method transfer for the API

The cost associated with the transfer and validation of analytical methods for the API is [***].

FDA filing requirements for analytical methods

Evonik will do validation work but currently does not foresee the need for any additional development work on the analytical methods.

Development Reports

Evonik will draft a development report prior to manufacturing as a basis for decision making for unplanned events during manufacturing. These reports will be sent to Akebia for review. The costs for this are already included in the development work costs.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Outsourcing

Evonik does not currently see the need for outsourcing any of the work as all of the work required currently can be done in house.

Communication of R&D progress

The Evonik Project Team will have weekly or biweekly telecons with Akebia. These meetings will include short summaries of the work performed in the last week and a meeting summary with action items prepared by Evonik.

In addition, the project manager (and if preferred by Akebia other team members) will be in contact with Akebia via email and telephone as necessary.

Manufacturing of 350 kg of AKB-6548

Costs for scale up

In addition to the development and laboratory familiarization studies described above some safety studies may be required. The costs associated with these studies will depend on the availability of data from previous campaigns. Typically Evonik requires DSC’s and RCI’s (ca. [***] and ca. [***]) prior to scale up therefore about [***] per step or a total of [***] may be required.

Manufacturing Support

Manufacturing support and value creating activities such as mass balances are typically included in the manufacturing costs for the initial campaigns.

Scale Up Details

The production of the 350 kg would take place in plants T27 and T31 at our Tippecanoe site. This assumes significant improvements to the volume for the final step.

Timeline constraints may be caused by overcommitted raw material suppliers. Evonik attempts to mitigate this risk by identifying more than one source for all raw materials. In addition, detection of GTIs or new impurities for which no information is known poses a potential timing risk. Recrystallization could potentially remove the impurities but could affect the production timing.

No Capital costs are expected for this project.

Production of 350 kg API

The costs for manufacturing the 3 registration batches of 350 kg AKB- 6548 is [***]/kg. The material will be produced under cGMP conditions and Evonik will provide a COA as well as electronic copies of the batch records. If an additional batch of each step is performed as an engineering batch during this campaign at the same scale, the cost will be [***]/kg.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

In the previous proposal, the cost for production of the registration batches was [***]/kg. There are 2 reasons the price has increased. Firstly, the variable costs have risen from [***] per kg in the initial proposal to [***] per kg currently. Secondly, to run the 350 kg registration campaign, the reactors are only at [***] fill volume. This has doubled the fixed costs per kg. If Evonik were to produce 700 kg of material in the 3 registration batches, the price will be approximately [***] per kg which represents the difference in the variable cost when compared to the last campaign.

Akebia and Evonik will work together to lower the costs of the key raw materials, which lead to the high variable costs. In the event that qualified suppliers can be identified at a lower price, the cost savings will be passed through to Akebia.

Stability Study

The costs for the API stability studies are [***]. Evonik assumes following:

•	1 long-term stability condition for 8 timepoints plus zero timepoint;
•	1 accelerated stability condition for 5 timepoints plus zero timepoint. Testing will include physical appearance, KF, LC, XRPD.

Summary of Costs

Objective	Costs [$]	Location

Laboratory Familiarization	[***]	Tippe

Optimization step [***]	[***]	Tippe

[***] screening and work up (incl. [***] determination)	[***]	Hanau

Isolation of API (crystallization studies incl [***] determination)	[***]	Hanau

Sample on 2 gallon scale (PoC)	[***]	Tippe

Total Development Costs	[***]	Tippe/Hanau

DOE Studies of 3 steps (indication only)	[***]	Hanau

Analytics for Raws, IPCs,	[***]	Tippe

Intermediates

Analytics for API	[***]	Tippe

Stability Studies	[***]	Tippe

Analytics (total)	[***]	Tippe

Demo Batches	[***]	Tippe

Registration Batches (3 Batches) 350 kg	[***]/kg	Tippe

1 Demo plus 3 Registration Batches (4 Batches) 470 kg	[***]/kg	Tippe

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The PO is needed for this project by October 11, 2013 in order to start the project and guarantee the slot in the facility. Payment terms are net 30.

Should you have any questions regarding this quotation, please feel free to contact me.

Thank you again for your consideration and Evonik looks forward to hearing from you soon and being a part of this Akebia project.

Thank You and Best Regards,

/s/ Joseph D’Antuono, PhD

Joseph D’Antuono, PhD

Key Account Director

Health Care

APPROVED FOR THE FOLLOWING TASKS ONLY:

(1) OPTIMIZATION OF [***]:[***]

(2) ANALYTICS FOR RMs, IPCs, ETC: [***]

(3) ANALYTICS FOR API: [***]

                                                             TOTAL: [***]

SIGNED: /s/Mitch Antoon

TITLE: MANAGER, CMC DATE: 5-NOV-2013

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PROPOSAL B-3: PROPOSAL FOR AKEBIA AKB-6548

Thank you for considering Evonik Corporation for the development and production of AKB-6548. Evonik believes this is a good fit from both a technical and strategic perspective. The synthesis to do the Demo, Engineering and Registration batches will be run at our Tippecanoe Laboratories located in Lafayette, Indiana. To expedite the development and provide Akebia with the best value, the development will be conducted at 2 sites, Lafayette Indiana and Hanau, Germany.

The quote provided is based on the technical package transferred by Akebia as well as experience gained at Evonik running our production facility.

The process can be run as is described in the technical package. However, potential improvements could be envisioned with an abbreviated development program. If realized, a more efficient process would be achieved from the variable and fixed costs.

The prices are based on the following assumptions:

•	Evonik will purchase all necessary raw materials
•	Production will be done under cGMPs for API manufacture.
•	The development program set forth below is suggested but Evonik and Akebia will determine the actual scope of the experimentation and have conversations throughout development.
•	Methanol is assumed to be an appropriate cleaning solvent.
•	Basis for the evaluation: tech package provided on August 8th, 2013 and RFP received in August 28th, 2013.
•	cCMP production of 350 kg of AKB-6548 and its release as 3 batches of approximately equal size and appropriate use as Phase 3 clinical trials.
•	Material and registration batches to be available by the end of September 2014.
•	Development work to improve process robustness as well as DoE studies to identify and define appropriate operational ranges for each step of the synthesis.
•	An optional 15-20 kg non-GMP campaign to ensure robustness and address scale up issues.
•	Identify appropriate storage conditions and stability studies for isolated intermediates and API post GMP production.
•	Payment terms are 30 days.
•	Analytical methods for the raw materials, intermediates and IPCs will be transferred to Evonik.
•	Synthesis of reference standards and impurities as well as solvent recovery in not included

Development Opportunities

The following areas of the process including technical transfer, improvements to the individual step, evaluation of the Suzuki coupling and refinement of the final crystallization have been

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

identified in order to enhance robustness of the current manufacturing route. Areas targeted for experimentation are defined below.

Technical Transfer of the manufacturing route

Familiarization with the existing process

Evonik will run a process familiarization on the existing process at a cost of [***] dollars.

Development Work

In addition, Evonik suggests optimizing steps [***] by modifying the current procedure for material isolation to improve throughput and equipment usage. This work will be performed in Tippecanoe at a price of [***].

[***]

Perform experiment in two gallon to provide material for subsequent steps.

[***]

Evaluate different approaches with a target of lowering the volumes and removal of the slurries. This will be followed by 1 to 2 scale-up experiments.

[***]

Evaluate different approaches with a target of lowering the volumes and removal of the slurries. This development will also include screening of different reaction conditions.

[***]

Evaluate different approaches with a target of lowering the volumes and removal of the slurries.

[***]

Run 1-2 experiments to provide enough material for at least 5 experiments. Followed by work-up optimization studies to target lower volumes and avoid reslurry.

Technical Improvements

In addition to the development work cited above, the following chemistry experimentation is recommended to further enhance the process.

[***]

[***]screening will be performed at Hanau. Evonik suggests the screening of different ligands, base, solvents and [***] for the reaction. The initial screening experiments will cost [***]

In addition Evonik would perform a study on the [***] loading and solvent amount as previous studies reported lower reaction rates at higher concentrations. This is a well know phenomena related to [***] formation and may indicate excess catalyst. These studies would cost [***].

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Furthermore the work up would be improved to avoid slurries at a cost of [***].

[***]

Evonik will suggest screening of several [***] in order to optimize the reaction kinetics and the impurity profile. Most of the work will be performed at Tippcanoe laboratories.

[***]

Evonik suggests the development of a [***] procedure as the current method [***] on several occasions. The price will include delivery of phase diagrams, solubility study on the material, characterization of polymorph forms and crystallization process investigation with FBRM-PVM. The total costs associated with the studies including analytics are $[***] which includes [***].

Particle Size and Polymorphism

The above isolation studies of the API will also incorporate polymorphism and particle size studies.

Manufacturing Improvements and Engineering studies

The manufacturing studies and engineering studies envisioned based on the tech package are listed above. Evonik will also determine bulk densities, melting points and other physical data as required for production. Additional studies may be required based on the actual performance of the material in the laboratory.

Use tests of raw materials will be done directly prior to manufacturing as the key raw materials cannot be utilized from the “on-scale” supplier for the lab development work due to long lead times.

The operational design space, identification of critical parameters and associated proven acceptable ranges requires an intense discussion between Akebia and Evonik. Therefore, this price is only meant to be an indication based on Evonik’s experience with other customers and the current technical package. Evonik suggests using material from the pilot campaign for the DoE experiments as this would allow for a better assessment. The cost for DoE experimentation is estimated at [***] per step. This includes use tests in the subsequent step and analytics in the QC department.

Approach to ICH guidelines for implementation of Quality by Design

Evonik will facilitate NDA submission by performing general optimization experiments and DoE studies. DoE experiments will be performed in each step as follows:

Part 1. General optimization work and DoE studies screening different parameters (e.g., temperature, concentrations, dosing times and amount of reagents).

Part 2. Proven and acceptable ranges (PARs) for the critical process parameters (CPPs) identified in Part 1 will be determined in larger scale experiments. In addition factorial design in case of interactions between the CPPs will be performed.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Based on the current technical information, we suggest controlling the following parameters:

B503 (RSM): NMR, HPLC (assay and impurity profile), water (KF), ([***] (visual substance specific test) and LOD to be discussed)

B504, B505: NMR, HPLC (assay and impurity profile), additionally water (KF) for B 504

IPCs for all synthetic steps (HPLC or TLC)

AKB-6548 according to current specification: NMR, IR, HPLC (assay and impurity profile), Water (KF), residual solvents, heavy metals (ICP-MS), ROI or other testing as found appropriate during the development work.

Additional analytical methods

Evonik will perform additional analytical method development work were appropriate. Prices for this type of work strongly depend on the necessity of validation work (GMP vs. non-GMP) and the type of method (e.g. standard impurities vs. GTIs on ppm level). Evonik will discuss with Akebia the need for any additional analytical method development as It is discovered throughout the campaign.

Raw material supplier identification

Evonik identifies raw material suppliers during the RFP phase. After receiving a PO, Evonik typically requests samples from potential suppliers and selects suitable suppliers. Depending on the critically of the raw materials Evonik may then also may perform audits following discussion with Akebia regarding the need and costs.

Proof of Concept

A proof of concept study would be performed in Evonik’s Tippecanoe laboratories using 2 gallon equipment. The costs associated with this study are [***].

Pilot Campaign

Evonik suggests performing a pilot campaign to have a better understanding of scale up effects as well as to provide material for formulation studies. In addition, material on each step (500 g to 1 kg) could be employed for DOE studies as mentioned above. The costs and timeline associated with the Pilot Campaign are described in the table below. Target after sampling on each step would be 5-8 kg. The cost for the Pilot Campaign is [***].

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

B503 as regulatory API starting material

The actual amount of work required to provide the FDA with sufficient information to allow the registration of B503 as registered starting material is highly chemistry dependent. Due to the fact that there are still [***] chemical steps and [***] to [***] steps up to the API our experience is that the requirements are less strict than with fewer chemical conversions. However, we will need to control all GTI’s and non- rejectable impurities in B503. Therefore, we need to establish the appropriate analytical method. Impurities can likely be detected via HPLC and therefore do not require significant additional work. Traces of impurities (e.g CTIs) might need more sophisticated methods to be established due to the level of control. For example, HPLC-MS or GC-MS would need to be established. The cost per method is approximately [***].

Evonik assumes that the process development work will be able to cover the appropriate rejection strategies for the impurities including GTI’s as well as the [***] content.

Storage conditions for intermediates

Evonik will work in close collaboration with Akebia to decide on the storage conditions. The conditions will be likely established during the development work. Based on typical storage conditions, study length and analytical parameters monitored, the costs associated would be about [***] for intermediates and API-SM. All testing will be performed in the process development laboratories. Upon discussions with Akebia, the final assessment will be determined.

Analytical method transfer for Raw materials, intermediates and IPCs

The cost associated with the transfer and validation of analytical for the raw material, intermediates and IPC methods is [***].

Analytical method transfer for the API

The cost associated with the transfer and validation of analytical methods for the API is [***].

FDA filing requirements for analytical methods

Evonik will do validation work but currently does not foresee the need for any additional development work on the analytical methods.

Development Reports

Evonik will draft a development report prior to manufacturing as a basis for decision making for unplanned events during manufacturing. These reports will be sent to Akebia for review. The costs for this are already included in the development work costs.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

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Outsourcing

Evonik does not currently see the need for outsourcing any of the work as all of the work required currently can be done in house.

Communication of R&D progress

The Evonik Project Team will have weekly or biweekly telecons with Akebia. These meetings will include short summaries of the work performed in the last week and a meeting summary with action items prepared by Evonik.

In addition, the project manager (and if preferred by Akebia other team members) will be in contact with Akebia via email and telephone as necessary.

Manufacturing of 350 kg of AKB-6548

Costs for scale up

In addition to the development and laboratory familiarization studies described above some safety studies may be required. The costs associated with these studies will depend on the availability of data from previous campaigns. Typically Evonik requires DSC’s and RCI’s (ca. [***] and ca. [***]) prior to scale up therefore about [***] per step or a total of [***] may be required.

Manufacturing Support

Manufacturing support and value creating activities such as mass balances are typically included in the manufacturing costs for the initial campaigns.

Scale Up Details

The production of the 350 kg would take place in plants T27 and T31 at our Tippecanoe site. This assumes significant improvements to the volume for the final step.

Timeline constraints may be caused by overcommitted raw material suppliers. Evonik attempts to mitigate this risk by identifying more than one source for all raw materials. In addition, detection of GTIs or new impurities for which no information is known poses a potential timing risk. Recrystallization could potentially remove the impurities but could affect the production timing.

No Capital costs are expected for this project.

Production of 350 kg API

The costs for manufacturing the 3 registration batches of 350 kg AKB- 6548 is [***]/kg. The material will be produced under cGMP conditions and Evonik will provide a COA as well as electronic copies of the batch records. If an additional batch of each step is performed as an engineering batch during this campaign at the same scale, the cost will be [***]/kg.

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In the previous proposal, the cost for production of the registration batches was [***]/kg. There are 2 reasons the price has increased. Firstly, the variable costs have risen from [***] per kg in the initial proposal to [***] per kg currently. Secondly, to run the 350 kg registration campaign, the reactors are only at [***] fill volume. This has doubled the fixed costs per kg. If Evonik were to produce 700 kg of material in the 3 registration batches, the price will be approximately [***] per kg which represents the difference in the variable cost when compared to the last campaign.

Akebia and Evonik will work together to lower the costs of the key raw materials, which lead to the high variable costs. In the event that qualified suppliers can be identified at a lower price, the cost savings will be passed through to Akebia.

Stability Study

The costs for the API stability studies are [***]. Evonik assumes following:

•	1 long-term stability condition for 8 timepoints plus zero timepoint;
•	1 accelerated stability condition for 5 timepoints plus zero timepoint. Testing will include physical appearance, KF, LC, XRPD.

Summary of Costs

Objective	Costs [$]	Location

Laboratory Familiarization	[***]	Tippe

Optimization step [***]	[***]	Tippe

[***] screening and work up (incl. [***] determination)	[***]	Hanau

Isolation of API (crystallization studies incl [***] determination)	[***]	Hanau

Sample on 2 gallon scale (PoC)	[***]	Tippe

Total Development Costs	[***]	Tippe/Hanau

DOE Studies of 3 steps (indication only)	[***]	Hanau

Analytics for Raws, IPCs,	[***]	Tippe

Intermediates

Analytics for API	[***]	Tippe

Stability Studies	[***]	Tippe

Analytics (total)	[***]	Tippe

Demo Batches	[***]	Tippe

Registration Batches (3 Batches) 350 kg	[***]/kg	Tippe

1 Demo plus 3 Registration Batches (4 Batches) 470 kg	[***]/kg	Tippe

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The PO is needed for this project by October 11, 2013 in order to start the project and guarantee the slot in the facility. Payment terms are net 30.

Should you have any questions regarding this quotation, please feel free to contact me.

Thank you again for your consideration and Evonik looks forward to hearing from you soon and being a part of this Akebia project.

Thank You and Best Regards,

/s/ Joseph D’Antuono, PhD

Joseph D’Antuono, PhD

Key Account Director

Health Care

APPROVED ONLY FOR THE TASK INDICATED ON

PAGE 10, WHICH WILL BE IN 2 PARTS:

(1) RESERVE PLANT FOR MANUFACTURE OF 16KG NON-GMP AKB-6548: [***]

(2) RAW MATERIALS FOR 16 KG: APPROX. [***]

                                                     TOTAL COST: [***]

SIGNED: /s/ John P. Butler

TITLE: CEO DATE: 11/24/13

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

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Proposal B-4: Proposal for Akebia AKB-6548

Thank you for considering Evonik Corporation for the development and production of AKB-6548. Evonik believes this is a good fit from both a technical and strategic perspective. The synthesis to do the Demo, Engineering and Registration batches will be run at our Tippecanoe Laboratories located in Lafayette, Indiana. The quote provided is based on the itechnical package transferred by Akebia as well as experience gained at Evonik running our production facility.

The process can be run as is described in the technical package. However, potential improvements are being attempted during the abbreviated development program. If realized, a more efficient process would be achieved from the variable and fixed costs.

The prices are based on the following assumptions:

•	Evonik will purchase all necessary raw materials.

•	Production will be done under Non-cGMPs for API manufacture.

•	Methanol is assumed to be an appropriate cleaning solvent.

•	Basis for the evaluation: tech package provided on August 8th, 2013 and RFP received in August 28th, 2013.

•	A proof of concept 2-gallon run will be done non-GMP in the Tippecanoe Laboratories. ~ 200 grams

•	Identify appropriate storage conditions and stability studies for isolated intermediates and API post GMP production.

•	Payment terms are 30 days.

•	Analytical methods for the raw materials, intermediates and IPCs will be transferred to Evonik.

•	Synthesis of reference standards and impurities as well as solvent recovery in not included

Proof of Concept

A proof of concept study would be performed in Evonik’s Tippecanoe laboratories using 2 gallon equipment. The costs associated with this study are [***].

The PO is needed for this project by January 15, 2014 in order to start the project and guarantee the slot in the facility. Payment terms are net 30.

Should you have any questions regarding this quotation, please feel free to contact me.

Thank you again for your consideration and Evonik looks forward to hearing from you soon and being a part of this Akebia project.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED

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Thank You and Best Regards,

/s/ Joseph D’Antuono, PhD
Joseph D’Antuono, PhD Key Account Director Health Care

Total Cost: [***]

Signed: /s/ John P. Butler

Date: 1/7/2014

Title: President & CEO
Akebia Therapeutics

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Proposal B-5: Proposal for Manufacturing Approximately 16 kg of Non-GMP AKB-6548

This Proposal for Manufacturing Approximately 16 kg of AKB-6548 is, effective as of the date of the latest signature below, made part of that Master Services Agreement by and between Evonik Corporation (“Evonik”) and Akebia Therapeutics, Inc. (“Customer”) dated as of March 3, 2014 (“MSA”) and is a Proposal under the MSA, subject to all of the terms and conditions therein. Capitalized terms used, but not otherwise defined, in this Proposal shall have the meaning set forth in the MSA.

1.	SCOPE OF WORK

1.1	Development of a detailed project plan.

1.2	Preparation of Master Batch Records (“MBRs”) for each step, to be reviewed and approved by Akebia.

1.3	Purchase of all starting materials and reagents by Evonik and vendor qualification through use testing of initially supplied representative samples of all starting materials.

1.4	Starting with [***] of the starting material B517, production of approximately [***] of AKB-6548 API in 2 lots of approximately equal size.

1.5	All Reference Samples will be provided by Akebia at no cost to Evonik.

1.6	Samples (of approximately 500 g or such other amount as mutually agreed) will be removed from certain or all of the intermediates, as determined by Akebia upon consultation with Evonik. These samples will be stored by Evonik under appropriate conditions and will be dedicated for forthcoming DOE studies (or other mutually agreed studies).

1.7	This material will not be produced under cGMP conditions.

1.8	Manufacturing of AKB-6548 is intended to verify the scalability and appropriateness of the manufacturing route.

1.9	Testing, release of starting materials, raw materials, isolated intermediates, and in-process control measurements as mutually agreed upon based on current optimization studies conducted at Evonik.

1.10	Testing and release of the AKB-6548 lots against the specification that is shown in Appendix 1 to this Proposal or as otherwise mutually agreed upon based on current optimization studies conducted at Evonik.

1.11	Preparation and provision of the Certificate of Analysis associated with each of the 2 lots of AKB-6548:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED

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1.12	Shipment of the 2 lots of AKB-6548 on or before September 1st, 2014 to an address to be specified by Akebia.

1.13	Coordination of waste disposal using either on site facilities or licensed vendors in compliance with applicable federal, state, and local regulations.

1.14	Provision of project progress updates as mutually agreed upon or as needed to keep Akebia informed as to production progress. Conference calls or meetings between Evonik and Akebia will be scheduled weekly or more frequently as needed

1.15	Provision of the following project documentation (collectively, “Documentation”):

(A)	MBRs;

(B)	Listing of process deviations and investigation results if and to the extent generated;

(C)	Executed batch records (including analytical summary and raw data);

(D)	Unless previously provided, copies of test procedures for releasing starting and raw materials, isolated intermediates and API and those for in-process control and cleaning measurements. Also copies of the associated specifications for this testing; and

(E)	Batch production report with processing details sufficient to support creation of the CMC section of regulatory documents.

2.	PRICE:

2.1	The price for manufacturing and all other activities to be conducted under this Proposal, inclusive of the costs of all necessary materials and reagents, is [***] and is fixed.

3.	INVOICES AND PAYMENT:

3.1	For the production of the targeted 16 kg less any amounts withheld for sample and future development work, Evonik will invoice Akebia as follows:

a)	[***] for the purchase of Key Raw Materials (PO number 1540)

b)	[***] to hold plant capacity for the campaign (PO Number 1539)

c)	[***] after successful completion of Step 3

d)	[***] upon completion of the campaign

e)	[***]upon receipt of the campaign documentation

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.2	All invoices issued under this Proposal must reference the appropriate Akebia Purchase Order number provided by Akebia.

3.3	All amounts properly invoiced are due within thirty (30) days following receipt of invoice by Akebia.

EVONIK CORPORATION		AKEBIA THERAPEUTICS, INC.

By:	/s/ Robert J. Koprowski	By:	/s/ John P. Butler
Name: Robert J. Koprowski		Name: John P. Butler
Title: Director		Title: CEO
Date: February 28, 2014		Date: February 28, 2014

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix 1 (Current AKB-6548 Specification)

Test Description	Test ID(s)	Limits
Description	DESC	[***] solid

Identification - IR (KBr)	IR	Maxima conform to those of the Standard

Identification - HPLC	HPLCID	Retention time of the major peak in sample matches that of the major peak in the standard

Chromatographic Impurities- HPLC	B506H2	Total Impurities: NMT [***] B640: NMT [***] B639: NMT [***] B641: NMT [***] B504: NMT [***] Any Other Individual Impurity: NMT [***]

Assay - HPLC	B506H1	[***] %w/w s.f.a.b.

Water Content - Karl Fischer Coulometric	KFCK	Report Only, %w/w

Residual Solvents - GC ([***])	HSRES	[***] [***] [***] [***]	NMT [***] NMT [***] NMT [***] NMT [***]

Residual B541 assay - GC/MS	B541G1		[***]

Elemental Impurities, USP <232>: Cd, Pb, As, Hg, Ir, Pd, Pt, Rh, Ru, Cr, Mo, Ni, V and Cu	ICP	Cd	[***]
		Pb	[***]
		As	[***]
		Hg	[***]
		Ir	[***]
		Pd	[***]
		Pt	[***]
		Rh	[***]
		Ru	[***]
		Cr	[***]
		Mo	[***]
		Ni	[***]
		V	[***]
		Cu	[***]

Residual Iron	ICP	[***]

Residue on Ignition	ROI	NMT [***]

Melting Point	DSC	Peak onset: Report only, [o]C Peak Apex: Report only, [o]C

X-Ray Powder Diffraction	PXRD	Diffraction pattern compares to that of the standard

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Proposal B-6: Proposal for Manufacturing 350kg of AKB-6548

This Proposal for Manufacturing 350kg of AKB-6548 is, effective as of the date of the latest signature below, made part of that Master Services Agreement by and between Evonik Corporation (“Evonik”) and Akebia Therapeutics, Inc. (“Customer”) dated as of March 3, 2014 (“MSA”) and is a Proposal under the MSA, subject to all of the terms and conditions therein. Capitalized terms used, but not otherwise defined, in this Proposal shall have the meaning set forth in the MSA.

1.	SCOPE OF WORK

1.1	Development of a detailed project plan.

1.2	Preparation of Master Batch Records (“MBRs”) for each step, to be reviewed and approved by Akebia.

1.3	Purchase of all starting materials and reagents by Evonik and vendor qualification through use testing of initially supplied representative samples of all starting materials.

1.4	Commencing with the starting materials B517 ([***] which is equivalent to [***] of pure [***]) and B518 ([***] which is equivalent to [***] of [***]), Evonik is targeting production of 350 kg of AKB-6548. The first 3 independent lots will be of approximately equal size with a fourth lot produced from the remaining Step 3 intermediate produced. Evonik will convert the 2 starting material listed above to AKB- 6548.

1.5	Production is to take place under cGMP conditions.

1.6	Manufacturing of AKB-6548 of acceptable quality for use in phase III clinical trial and as registration batches for a NDA submission.

1.7	Testing and release of starting materials, raw materials, isolated intermediates and in-process control measurements with acceptance limits as mutually agreed upon based on current optimization studies conducted at Evonik.

1.8	Testing and release of the AKB-6548 lots against the specification that is shown in Appendix 1 to this Proposal or as otherwise mutually agreed upon based on current optimization studies conducted at Evonik.

1.9	Preparation and provision of the following documents associated with each of the lots of AKB-6548:

(A)	Certificate of Analysis;

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(B)	Certification that the lot of AKB-6548 is free of BSE/TSE contamination; and

(C)	Certificate of cGMP compliance.

1.10	Shipment of the lots of AKB-6548 is targeted for October 1st, 2014, to an address to be specified by Akebia. Akebia and Evonik will continue to have regular teleconferences throughout the production of AKB-6548 as indicated in 1.12 below and will determine an appropriate release and shipping strategy as production is proceeding.

1.11	Coordination of waste disposal using either on site facilities or licensed vendors in compliance with applicable federal, state, and local regulations. If off-site waste disposal is necessary, Evonik will pass through the costs directly to Akebia. This cost will be shared equally between Evonik and Akebia.

1.12	Provision of project progress updates as mutually agreed upon or as needed to keep Akebia informed as to production progress. Conference calls or meetings between Evonik and Akebia will be scheduled weekly or more frequently as needed.

1.13	Provision of the following project documentation (collectively, “Documentation”):

(A)	MBRs;

(B)	Listing of process deviations and investigation results;

(C)	Executed batch records (including analytical summary and raw data);

(D)	Unless previously provided, copies of test procedures for releasing starting and raw materials, isolated intermediates and API and those for in-process control and cleaning measurements. Also copies of the associated specifications for this testing;

(E)	Method validation plans and reports suitable for support of the CMC NDA filing; and

(F)	Batch production report.

1.14	Support to Akebia in compiling USA and ex-USA regulatory submissions necessary to update existing submissions, including any documents requested by Akebia which were generated during the production of the campaign.

1.15	All Reference Samples will be provided by Akebia at no cost to Evonik.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.	PRICE:

2.1	The price for manufacturing and all other activities to be conducted under this Proposal, except the costs of materials and reagents specified in Section 2.3 or any off-site waste disposal costs, is fixed and is based for any quantity of AKB-6548 actually delivered over [***] kg. The price is [***]

2.2	If Evonik is unable to deliver [***] kg of material from the 4 lots planned, the price of manufacturing of the material will be a prorated price (defined in Section 2.1) based on the actual quantity deliver.

2.3	The cost of starting materials and reagents for this campaign will be charged to Akebia at Evonik’s actual cost. The current estimate of this cost is approximately [***]/kg AKB-6548 (i.e., [***] for the manufacture of 350kg of AKB-6548), and will not exceed [***]- unless agreed to in writing by Akebia.

2.4	The preparation plan contains a contingency of 36% based on Akebia’s three previous manufacturing campaigns at Alphora (not considering a recrystallization) or 19% (considering a recrystallization) in starting materials over that expected to be required for the minimum delivery quantity of 350kg of AKB-6548. Any additional AKB-6548 that is produced as a result of such contingency or improvements to the manufacturing process will be supplied to Akebia at no additional charge; that is, Akebia may not be charged for more than 350kg of AKB-6548 pursuant to this Proposal.

3.	INVOICES AND PAYMENT:

3.1	For the production of 350 kg, Evonik will invoice Akebia as follows:

A.	[***] for the purchase of Key Raw Materials upon signing this work order

B.	[***] to hold plant capacity for the campaign upon signing this work order

C.	[***] After successful completion and release of intermediate B504 (Step 3 intermediate)

D.	[***] upon completion of the campaign

E.	The variable cost as defined in 2.3, less any amount invoiced under 3.1. A. upon completion of the campaign

F.	[***] upon receipt of the campaign documentation

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.2	All invoices issued under this Proposal must reference the appropriate Akebia Purchase Order number provided by Akebia.

3.3	All amounts properly invoiced are due within thirty (30) days following receipt by Akebia.

EVONIK CORPORATION		AKEBIA THERAPEUTICS, INC.

By:	/s/ Robert J. Koprowski	By:	/s/ John P. Butler
Name:	Robert J. Koprowski	Name:	John P. Butler
Title:	Director	Title:	CEO
Date:	February 28, 2014	Date:	February 28, 2014

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix 1 (Current AKB-6548 Specification)

Test Description	Test ID(s)	Limits
Description	DESC	[***] solid

Identification - IR (KBr)	IR	Maxima conform to those of the Standard

Identification – HPLC	HPLCID	Retention time of the major peak in sample matches that of the major peak in the standard

Chromatographic Impurities- HPLC	B506H2	Total Impurities: NMT [***] [***] [***] [***] [***] Any Other Individual Impurity: [***] %w/w

Assay - HPLC	B506H1	[***] %w/w s.f.a.b.

Water Content - Karl Fischer Coulometric	KFCK	Report Only, %w/w

Residual Solvents - GC ([***])	HSRES	[***] [***] [***] [***]	NMT [***] NMT [***] NMT [***] NMT [***]

Residual B541 assay - GC/MS	B541G1		[***]

Elemental Impurities, USP <232>: Cd, Pb, As, Hg, Ir, Pd, Pt, Rh, Ru, Cr, Mo, Ni, V and Cu	ICP	Cd	[***]
		Pb	[***]
		As	[***]
		Hg	[***]
		Ir	[***]
		Pd	[***]
		Pt	[***]
		Rh	[***]
		Ru	[***]
		Cr	[***]
		Mo	[***]
		Ni	[***]
		V	[***]
		Cu	[***]

Residual Iron	ICP	[***]

Residue on Ignition	ROI	NMT [***]

Melting Point	DSC	Peak onset: Report only, [o]C Peak Apex: Report only, [o]C

X-Ray Powder Diffraction	PXRD	Diffraction pattern compares to that of the standard